Exhibit 99.1

Unaudited Pro Forma Condensed Consolidated Financial Information

On December 31, 2020, Magellan Health, Inc. (the “Company”) completed the sale of its Magellan Complete Care business (the “MCC Business”) to Molina Healthcare, Inc. (“Molina”), pursuant to a Stock and Asset Purchase Agreement, dated as of April 30, 2020, by and between the Company and Molina, for cash in the amount of $850 million plus closing adjustments of $158 million (subject to post-closing adjustments, if any), and the assumption by Molina of liabilities of the MCC Business.

The sale of the MCC Business is considered a significant disposition for purposes of Item 2.01 of Form 8-K. As a result, the Company prepared the accompanying unaudited pro forma condensed consolidated financial information in accordance with Article 11 of Regulation S-X.

The Company reported its operations of the MCC Business as discontinued operations in its consolidated financial statements included in Form 10-Q for the quarter and year-to-date periods ended June 30, 2020 and September 30, 2020. The accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2020 and for the years ended December 31, 2019, 2018 and 2017 give effect to the divestiture as if it had occurred on January 1, 2017. The accompanying unaudited pro forma condensed consolidated balance sheet gives effect to this divestiture as if it had occurred on September 30, 2020, the date of the Company’s most recently filed balance sheet.

The unaudited condensed consolidated pro forma financial information should be read in conjunction with (i) the audited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Form 10-K for the year ended December 31, 2019 filed with the SEC on February 28, 2020, and (ii) the unaudited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Form 10-Q for the three and nine months ended September 30, 2020 filed with the SEC on October 29, 2020.

The unaudited pro forma condensed consolidated financial information is presented based on assumptions, adjustments, and currently available information described in the accompanying notes and is intended for informational purposes only. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of what the Company’s results of operations or financial condition would have been had the divestiture been completed on the dates assumed. In addition, it is not necessarily indicative of the Company’s future results of operations or financial condition.

MAGELLAN HEALTH, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2020
(Unaudited)
(In thousands)

	Company	Pro Forma		Company
	As Reported	Adjustments		Pro Forma
ASSETS

Current Assets:
Cash and cash equivalents	$152,050	$1,013,029	(a)	$1,165,079
Accounts receivable, net	769,159	-		769,159
Short-term investments	92,686	-		92,686
Pharmaceutical inventory	37,637	-		37,637
Other current assets	95,666	-		95,666
Current portion of assets held for sale	1,144,032	(1,144,032)	(b)	-
Total Current Assets	2,291,230	(131,003)		2,160,227
Property and equipment, net	131,869	-		131,869
Long-term investments	5,623	-		5,623
Deferred income taxes	25,823	(25,823)	(c)	-
Other long-term assets	67,692	-		67,692
Goodwill	806,421	-		806,421
Other intangible assets, net	52,362	-		52,362
Total Assets	$3,381,020	$(156,826)		$3,224,194

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable	$122,020	$-		$122,020
Accrued liabilities	235,152	66,290	(d)	301,442
Medical claims payable	119,922	-		119,922
Other medical liabilities	123,205	-		123,205
Current debt, finance lease and deferred financing obligations	4,308	-		4,308
Current portion of liabilities held for sale	496,272	(496,272)	(b)	-
Total Current Liabilities	1,100,879	(429,982)		670,897
Long-term debt, finance lease and deferred financing obligations	637,093	-		637,093
Deferred income taxes	-	12,777	(c)	12,777
Tax contingencies	11,724	-		11,724
Deferred credits and other long-term liabilities	52,172	5,647	(c)	57,819
Total Liabilities	1,801,868	(411,558)		1,390,310

Stockholders’ Equity:
Ordinary common stock	553	-		553
Additional paid-in capital	1,455,009	-		1,455,009
Retained earnings	1,588,196	254,732	(b)	1,842,928
Accumulated other comprehensive income	121	-		121
Ordinary common stock in treasury, at cost	(1,464,727)	-		(1,464,727)
Total Stockholders’ Equity	1,579,152	254,732		1,833,884
Total Liabilities and Stockholders’ Equity	$3,381,020	$(156,826)		$3,224,194

See notes to pro forma condensed consolidated financial statements.

MAGELLAN HEALTH, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
YEAR ENDED DECEMBER 31, 2017
(Unaudited)
(In thousands, except per share amounts)

	Company	Pro Forma	Company
	As Reported	Adjustments (e)	Pro Forma
Net revenue:
Managed care and other	$3,479,182	$(1,104,425)	$2,374,757
PBM	2,359,401	115,724	2,475,125
Total net revenue	5,838,583	(988,701)	4,849,882

Costs and expenses:
Cost of care	2,413,770	(859,213)	1,554,557
Cost of goods sold	2,211,910	115,238	2,327,148
Direct service costs and other operating expenses	941,883	(166,595)	775,288
Depreciation and amortization	115,706	(6,820)	108,886
Interest expense	25,977	-	25,977
Interest and other income	(5,887)	2,945	(2,942)
Total costs and expenses	5,703,359	(914,445)	4,788,914
Income (loss) from continuing operations before income taxes	135,224	(74,256)	60,968
Provision (benefit) for income taxes	25,083	(5,453)	19,630
Net income	110,141	(68,803)	41,338
Less: net loss from non-controlling interest	(66)	66	-
Net Income	$110,207	$(68,737)	$41,338

Weighted average number of common shares outstanding — basic	23,333
Weighted average number of common shares outstanding — diluted	24,440

Net income (loss) per common share — basic	$4.72	$(2.95)	$1.77
Net income (loss) per common share — diluted	$4.51	$(2.81)	$1.70

MAGELLAN HEALTH, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
YEAR ENDED DECEMBER 31, 2018
(Unaudited)
(In thousands, except per share amounts)

	Company	Pro Forma	Company
	As Reported	Adjustments (e)	Pro Forma
Net revenue:
Managed care and other	$4,878,442	$(2,527,866)	$2,350,576
PBM	2,435,709	171,237	2,606,946
Total net revenue	7,314,151	(2,356,629)	4,957,522

Costs and expenses:
Cost of care	3,762,412	(2,207,721)	1,554,691
Cost of goods sold	2,283,022	169,681	2,452,703
Direct service costs and other operating expenses	1,071,535	(297,620)	773,915
Depreciation and amortization	132,660	(20,376)	112,284
Interest expense	35,396	(216)	35,180
Interest and other income	(14,068)	9,184	(4,884)
Total costs and expenses	7,270,957	(2,347,068)	4,923,889
Income (loss) from continuing operations before income taxes	43,194	(9,561)	33,633
Provision (benefit) for income taxes	19,013	(7,556)	11,457
Net Income	$24,181	$(2,005)	$22,176

Weighted average number of common shares outstanding — basic	24,349
Weighted average number of common shares outstanding — diluted	25,035

Net income (loss) per common share — basic	$0.99	$(0.08)	$0.91
Net income (loss) per common share — diluted	$0.97	$(0.08)	$0.89

MAGELLAN HEALTH, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
YEAR ENDED DECEMBER 31, 2019
(Unaudited)
(In thousands, except per share amounts)

	Company	Pro Forma	Company
	As Reported	Adjustments (e)	Pro Forma
Net revenue:
Managed care and other	$5,103,393	$(2,756,458)	$2,346,935
PBM	2,056,030	162,648	2,218,678
Total net revenue	7,159,423	(2,593,810)	4,565,613

Costs and expenses:
Cost of care	3,940,531	(2,397,007)	1,543,524
Cost of goods sold	1,898,871	160,414	2,059,285
Direct service costs and other operating expenses	1,090,731	(289,064)	801,667
Depreciation and amortization	131,509	(21,142)	110,367
Interest expense	36,153	(285)	35,868
Interest and other income	(19,189)	12,332	(6,857)
Total costs and expenses	7,078,606	(2,534,752)	4,543,854
Income (loss) from continuing operations before income taxes	80,817	(59,058)	21,759
Provision (benefit) for income taxes	24,915	(15,753)	9,162
Net Income	$55,902	$(43,305)	$12,597

Weighted average number of common shares outstanding — basic	24,243
Weighted average number of common shares outstanding — diluted	24,563

Net income (loss) per common share — basic	$2.30	$(1.79)	$0.51
Net income (loss) per common share — diluted	$2.27	$(1.76)	$0.51

MAGELLAN HEALTH, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
NINE MONTHS ENDED SEPTEMBER 30, 2020
(Unaudited)
(In thousands, except per share amounts)

	Company	Pro Forma	Company
	As Reported	Adjustments (f)	Pro Forma
Net revenue:
Managed care and other	$1,670,567	$-	$1,670,567
PBM	1,722,004	-	1,722,004
Total net revenue	3,392,571	-	3,392,571

Costs and expenses:
Cost of care	1,035,377	-	1,035,377
Cost of goods sold	1,621,577	-	1,621,577
Direct service costs and other operating expenses	620,767	-	620,767
Depreciation and amortization	71,976	-	71,976
Interest expense	24,239	-	24,239
Interest and other income	(2,119)	-	(2,119)
Special charges	24,908	-	24,908
Total costs and expenses	3,396,725	-	3,396,725
Income (loss) from continuing operations before income taxes	(4,154)	-	(4,154)
Provision (benefit) for income taxes	(32,896)	-	(32,896)
Net income from continuing operations	28,742	-	28,742
Income from discontinued operations, net of tax	84,660	(84,660)	-
Net Income	$113,402	$(84,660)	$28,742

Weighted average number of common shares outstanding — basic	25,078
Weighted average number of common shares outstanding — diluted	25,317

Net income (loss) per common share — basic
Continuing operations	$1.15	$-	$1.15
Discontinued operations	3.37	(3.37)	-
Consolidated operations	$4.52	$(3.37)	$1.15
Net income (loss) per common share — diluted
Continuing operations	$1.14	$-	$1.14
Discontinued operations	3.34	(3.34)	-
Consolidated operations	$4.48	$(3.34)	$1.14

MAGELLAN HEALTH, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION
NINE MONTHS ENDED SEPTEMBER 30, 2020

(a) - Adjustment reflects the net cash proceeds from the sale of the Magellan Complete Care ("MCC") reporting unit as if the closing date were September 30, 2020.

(b) - Adjustment reflects the assets and liabilities of the MCC reporting unit, which were previously classified as held for sale and impact to the related equity.

(c) - Adjustment reflects the tax impact to deferred taxes upon the close of the transaction.

(d) - Adjustment reflects liabilities for income taxes payable and other liabilities generated by the transaction.

(e) - Adjustments reflect the historical operating results of the MCC reporting unit and the impact of intercompany revenue, cost of goods sold and direct service costs previously eliminated on a consolidated basis.

(f) - Adjustment reflects the operating results of the MCC reporting unit reported as discontinued operations.